UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

GLOBAL LIGHTS ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41865	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Room 902, Unit 1, 8th Floor, Building 5 No. 201, Tangli Road Chaoyang District, Beijing 100123 The People's Republic of China
(Address of principal executive offices)

+86 10-5948-0786

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, and one Right to acquire one-sixth of one Ordinary Share	GLACU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	GLAC	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-sixth of one Ordinary Share	GLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On January 23, 2025, Global Lights Acquisition Corp. (“GLAC”) and W Straits limited (“W Straits”) issued a joint press release announcing update on negotiations of a definitive agreement for a potential business combination. The press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

No Offer or Solicitation

The current report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with respect to the proposed business combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. The current report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, as amended, or an exemption therefrom.

Additional Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed, the parties intend to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 or F-4, which will include a preliminary proxy statement/prospectus (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus would be mailed to GLAC’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Global Lights Acquistion Corp. Room 902, Unit 1, 8th Floor, Building 5, No. 201, Tangli Road, Chaoyang District, Beijing 100123, the People’s Republic of China. GLAC urges investors, shareholders and other interested persons to carefully read, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Forward-Looking Statements

The current report on Form 8-K contains certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, the anticipated signing of a definitive business combination agreement between W Straits and GLAC, the terms and timing of the agreement, and the market for W Straits’ products and technology. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of W Straits’ and GLAC’s management teams and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, are beyond the control of W Straits and GLAC, and will differ from assumptions. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” in GLAC’s Annual Report for the year ended December 31, 2023, which was filed with the SEC on April 15, 2024, and in the other documents that GLAC has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither W Straits nor GLAC presently know or that W Straits and GLAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements. While W Straits and GLAC may elect to update these forward-looking statements, W Straits and GLAC specifically disclaim any obligation to do so, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Lights Acquisition Corp

	By:	/s/ Zhizhuang Miao
	Name:	Zhizhuang Miao
	Title:	Chief Executive Officer

Date: January 23, 2025

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